Exhibit 99.1

Standard BioTools Reports Second Quarter 2025 Financial Results

SOUTH SAN FRANCISCO, Calif., August 11, 2025 -- Standard BioTools Inc. (NASDAQ: LAB) (the “Company” or “Standard BioTools”) today announced financial results for the second quarter ended June 30, 2025. Standard BioTools will no longer host its second quarter 2025 earnings call, previously scheduled for Monday, August 11 at 4:30 p.m. ET.

Recent Highlights:

•
Second quarter 2025 total combined company revenue of $42.0 million; Revenue from continuing operations of $21.8 million
•
Announced strategic sale of SomaLogic to Illumina for up to $425 million in total cash consideration plus future royalties, expected to close in the first half of 2026
•
$240 million in cash & cash equivalents as of June 30, 2025; At least $550 million in cash & cash equivalents expected at close of transaction with Illumina to fuel inorganic growth strategy
•
Targeting adjusted EBITDA break-even in 2026

“The second quarter was a clear demonstration of our strategy in action. Our team delivered another solid quarter of performance, even as U.S. Academic spend remained under pressure, while taking meaningful steps to transform the business,” said Michael Egholm, PhD, President and Chief Executive Officer of Standard BioTools. “The announced sale of SomaLogic to Illumina marks a pivotal milestone in that evolution – unlocking up to $425 million in total cash consideration with additional upside levers and further validating the power of our model.”

Egholm continued, “With at least $550 million in cash & cash equivalents expected at close and a simplified operating infrastructure, we are driving toward our profitability target in 2026. The combination of a strong balance sheet and a lean operating model positions us to continue playing offense — strategically deploying capital into high-quality, underappreciated assets – to drive scale, reignite growth and create long-term value for our shareholders.”

Financial Results Table: Continuing Operations

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited, in millions, except percentages)	2025	2024	2025	2024
Revenue	$21.8	$22.5	$42.0	$44.1
Gross margin	48.8%	46.1%	51.6%	48.5%
Non-GAAP gross margin	54.1%	48.6%	55.6%	54.1%
Operating expenses	$36.3	$40.6	$74.3	$96.1
Non-GAAP operating expenses	$27.9	$28.3	$53.5	$58.2
Operating loss	$(25.7)	$(30.3)	$(52.7)	$(74.7)
Net loss from continuing operations	$(17.7)	$(25.4)	$(41.0)	$(41.8)
Adjusted EBITDA	$(16.1)	$(17.4)	$(30.2)	$(34.3)
Cash, cash equivalents, restricted cash, and short-term investments	$239.7	$397.2	$239.7	$397.2

Second Quarter 2025 Financial Results: Continuing Operations

Following the announced sale of SomaLogic in June 2025, all financial results in this section reflect continuing operations only

•
Revenue was $21.8 million in the second quarter of 2025, down 3% year-over-year, and $42 million for the first half of 2025, down 5% year-over-year:
•
Consumables revenue was $10.5 million in the second quarter of 2025, up 18% year-over-year, and $18.6 million for the first half of 2025, down 3% year-over-year. Consumables revenue in the quarter increased across imaging, flow and microfluidics product lines.
•
Instruments revenue was $5.2 million in the second quarter of 2025, down 26% year-over-year, and $11.9 million for the first half of 2025, down 1% year-over-year. Instrument revenue in the quarter was impacted by capital constrained end-markets globally.
•
Services revenue, which is predominantly Field Services, was $6.1 million in the second quarter of 2025, down 8% year-over-year, and $11.5 million for the first half of 2025, down 11% year-over-year. Field Services revenue decreased due to fewer active service contracts and lower on-demand revenue driven by improved instrument quality and uptime.
•
Gross margins in the second quarter of 2025 were approximately 48.8%, versus 46.1% in the second quarter of 2024; and non-GAAP gross margins in the second quarter of 2025 were approximately 54.1%, versus 48.6% in the second quarter of 2024. Gross margins in the first half of the year were 51.6% in 2025 and 48.5% in 2024; and non-GAAP gross margins were approximately 55.6% in the first half of 2025 and 54.1% for the same period in 2024. Gross margins and non-GAAP gross margins were driven by product mix and incremental improvements from Standard BioTools Business System (SBS).
•
Operating expenses in the second quarter of 2025 were $36.3 million, a decrease of $4.3 million, or down 11%, compared to the second quarter of 2024; and non-GAAP operating expenses, which exclude transaction costs, stock-based compensation, and restructuring charges, were $27.9 million in the second quarter of 2025, a decrease of $0.4 million, or down 1%, compared to the second quarter of 2024. For the first half of 2025, operating expenses decreased by $21.8 million, or 23%, compared to the first half of 2024, to $74.3 million, while non-GAAP operating expenses decreased by $4.7 million, or 8%, compared to the same period in 2024, to $53.5 million. The decrease in operating expenses is a result of the realization of merger cost synergies and continued productivity gains from SBS.
•
Net loss for the second quarter of 2025 was $17.7 million, compared to a net loss of $25.4 million in the second quarter of 2024, representing a decrease of $7.7 million or 31%, while adjusted EBITDA for the second quarter of 2025 was a loss of $16.1 million, versus an adjusted EBITDA loss of $17.4 million in the second quarter of 2024, an improvement of $1.2 million, or 7%. Net loss for the first half improved by $0.8 million at $41.0 million while adjusted EBITDA increased by $4.1 million, or 12%, compared to the first half of 2024, to a loss of $30.2 million.

Full Year 2025 Revenue Outlook

For fiscal year 2025, the Company expects combined revenue in the range of $165 million to $175 million. Revenue from continuing operations is expected in the range of $78 million to $83 million.

This combined outlook continues to assume a high single-digit millions decline in our Americas academic revenue due to anticipated NIH funding pressures, with a more pronounced impact on our continuing operations. It also assumes no expected effect from U.S. export controls and limited impact from tariffs.

Conference Call Information

Standard BioTools will no longer host its second quarter 2025 earnings call, previously scheduled for Monday, August 11 at 4:30 p.m. ET. In connection with the pending sale of SomaLogic and operational focus, the Company is temporarily pausing earnings conference calls until further notice.

All financial results and related disclosures are available in this press release and will be available in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.

Use of Non-GAAP Financial Information

Standard BioTools has presented certain financial information in accordance with U.S. GAAP and on a non-GAAP basis. The non-GAAP financial measures included in this press release are non-GAAP gross margin, non-GAAP gross profit, non-GAAP operating expenses, and adjusted EBITDA. Management uses these non-GAAP financial measures, in addition to GAAP financial measures, as a measure of operating performance because the non-GAAP financial measures do not include the impact of items that management does not consider indicative of the Company’s core operating performance. Management believes that non-GAAP financial measures, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the Company’s core operating results. Management uses non-GAAP measures to compare the Company’s performance relative to forecasts and strategic plans and to benchmark the Company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the Company’s operating results as reported under U.S. GAAP. Standard BioTools encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliations between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this release.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding future financial and business performance, including with respect to future revenue and expected cash at the closing of the transaction with Illumina; operational and strategic plans; deployment of capital; market and growth opportunity and potential; and the potential to realize the expected benefits and synergies of prior and potential future acquisitions, including the potential for such transactions to drive long-term profitable growth. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including, but not limited to, risks that the anticipated benefits and synergies of announced divestures and prior and potential future acquisitions and the integration of any such businesses, including the potential for such transactions to drive long-term profitable growth, may not be fully realized or may take longer to realize than expected; risks that the Company may not realize expected cost savings from such transactions; possible integration, restructuring and transition-related disruption resulting from such transactions, including through the loss of customers, suppliers, and employees and adverse impacts on the Company’s development activities and results of operation; the timing of the closing of the transaction with Illumina and the operating expenses over the intervening period; integration and restructuring activities, including customer and employee relations, management distraction, and reduced operating performance; risks that internal and external costs required for ongoing and planned activities may be higher than expected, which may cause the Company to use cash more quickly than it expects or change or curtail some of the Company’s plans, or both; risks that the Company’s expectations as to expenses, cash usage, and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than our assumptions; changes in the Company’s business or external market conditions; anticipated NIH funding pressures; the expected effect from U.S. export controls and the expected impact from tariffs; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, the Company’s products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; continued or sustained budgetary, inflationary, or recessionary pressures; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; uncertainties relating to the Company’s research and development activities, and distribution plans and capabilities; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition. For information regarding other related risks, see the “Risk Factors” section of the Company’s annual report on Form 10-K filed with the SEC on March 11, 2025, the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2025 to be filed with the SEC, and in the Company’s other filings with the SEC. These forward-looking statements speak only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements except as may be required by law.

About Standard BioTools Inc.

Standard BioTools Inc. (Nasdaq: LAB), has an established portfolio of essential, standardized next-generation technologies that help biomedical researchers develop better medicines faster. As a leading solutions provider, the company provides reliable and repeatable insights in health and disease using its proprietary SomaScan, mass cytometry and microfluidics technologies, which help transform scientific discoveries into better patient outcomes. Standard BioTools works with leading academic, government, pharmaceutical, biotechnology, plant and animal research and clinical laboratories worldwide, focusing on the most pressing needs in translational and clinical research, including oncology, immunology and immunotherapy. Learn more at standardbio.com or connect with us on X, Facebook®, LinkedIn, and YouTube™.

For Research Use Only. Not for use in diagnostic procedures.

Limited Use Label License and other terms may apply: standardbio.com/legal/salesterms.

Patent and License Information: standardbio.com/legal/notices.
Trademarks: standardbio.com/legal/trademarks. Any other trademarks are the sole property of their respective owners. ©2025 Standard BioTools Inc. (f.k.a. Fluidigm Corporation). All rights reserved.

Investor Contact:

ir@standardbio.com

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Continuing Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue:
Product revenue	$15,673	$15,894	$30,454	$31,208
Services and other revenue	6,089	6,598	11,530	12,937
Total revenue	21,762	22,492	41,984	44,145
Cost of revenue:
Cost of product revenue	7,608	7,771	14,039	15,617
Cost of services and other revenue	3,526	4,347	6,268	7,129
Total cost of revenue	11,134	12,118	20,307	22,746
Gross profit	10,628	10,374	21,677	21,399
Operating expenses:
Research and development	6,222	7,244	11,662	14,852
Selling, general and administrative	28,105	24,860	57,929	51,274
Restructuring and related charges	1,727	5,749	3,279	10,033
Transaction and integration expenses	271	2,782	1,474	19,945
Total operating expenses	36,325	40,635	74,344	96,104
Loss from continuing operations	(25,697)	(30,261)	(52,667)	(74,705)
Bargain purchase gain	—	—	—	25,213
Interest income	2,461	5,302	5,377	11,509
Interest expense	(9)	(858)	(11)	(1,891)
Other income (expense), net	4,963	412	5,530	(1,822)
Loss from continuing operations before income taxes	(18,282)	(25,405)	(41,771)	(41,696)
Income tax benefit (expense)	609	(39)	728	(152)
Net loss from continuing operations	(17,673)	(25,444)	(41,043)	(41,848)
Discontinued operations:
Loss from discontinued operations, net of tax	(15,786)	(20,274)	(18,449)	(36,027)
Net loss	(33,459)	(45,718)	(59,492)	(77,875)
Induced conversion of redeemable preferred stock	—	—	—	(46,014)
Net loss attributable to common stockholders	$(33,459)	$(45,718)	$(59,492)	$(123,889)
Net loss per share from continuing operations, basic and diluted	$(0.05)	$(0.07)	$(0.11)	$(0.26)
Net loss per share from discontinued operations, basic and diluted	$(0.04)	$(0.05)	$(0.05)	$(0.11)
Net loss per share attributable to common stockholders, basic and diluted	$(0.09)	$(0.12)	$(0.16)	$(0.37)
Shares used in computing net loss per share attributable to common stockholders, basic and diluted	380,498	372,331	379,369	333,228

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

Continuing Operations

(In thousands)

(Unaudited)

	June 30,	December 31,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$158,617	$166,728
Short-term investments	78,468	126,146
Accounts receivable, net	14,612	14,741
Inventory	24,170	20,744
Prepaid expenses and other current assets	7,081	4,561
Current assets held for sale	223,089	42,963
Total current assets	506,037	375,883
Property and equipment, net	22,678	22,775
Operating lease right-of-use asset, net	24,568	26,567
Other non-current assets	3,682	3,688
Non-current assets held for sale	—	183,432
Total assets	$556,965	$612,345

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,329	$5,049
Accrued liabilities	24,207	21,435
Operating lease liabilities, current	5,094	4,806
Deferred revenue, current	40,167	10,274
Deferred grant income, current	3,243	3,527
Current liabilities held for sale	17,984	20,804
Total current liabilities	98,024	65,895
Convertible notes, non-current	299	299
Deferred tax liability	1,081	1,081
Operating lease liabilities, non-current	23,223	25,590
Deferred revenue, non-current	2,786	32,674
Deferred grant income, non-current	5,767	7,243
Other non-current liabilities	1,250	1,062
Non-current liabilities held for sale	—	6,779
Total liabilities	132,430	140,623
Total stockholders’ equity	424,535	471,722
Total liabilities and stockholders’ equity	$556,965	$612,345

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Six Months Ended June 30,
	2025	2024
Operating activities
Net loss	$(59,492)	$(77,875)
Bargain purchase gain	—	(25,213)
Stock-based compensation expense	15,396	18,341
Amortization of acquired intangible assets	1,715	2,822
Depreciation and amortization	6,450	6,228
Accretion of discount on short-term investments, net	(1,571)	(4,544)
Non-cash lease expense	2,865	2,949
Provision for excess and obsolete inventory	1,360	1,874
Change in fair value of warrants	(232)	(453)
Change in fair value of contingent consideration	(3,400)	—
Other non-cash items	477	868
Changes in assets and liabilities, net	(14,519)	(26,523)
Net cash used in operating activities	(50,951)	(101,526)

Investing activities
Cash and restricted cash acquired in merger	—	280,033
Purchases of short-term investments	(50,929)	(147,984)
Proceeds from sales and maturities of investments	100,000	239,000
Purchases of property and equipment	(6,941)	(2,718)
Net cash provided by investing activities	42,130	368,331

Financing activities
Repayment of term loan and convertible notes	—	(8,192)
Payment of term loan fee	—	(545)
Repurchase of common stock	—	(40,490)
Proceeds from ESPP stock issuance	308	425
Payments for taxes related to net share settlement of equity awards and other	(246)	(344)
Proceeds from exercise of stock options	—	1,052
Net cash provided by (used in) financing activities	62	(48,094)
Effect of foreign exchange rate fluctuations on cash and cash equivalents	1,145	(110)
Net (decrease) increase in cash, cash equivalents and restricted cash	(7,614)	218,601
Cash, cash equivalents and restricted cash at beginning of period	168,818	52,499
Cash, cash equivalents and restricted cash at end of period	$161,204	$271,100

Cash, cash equivalents, and restricted cash consists of:
Cash and cash equivalents	$158,617	$269,811
Restricted cash	2,587	1,289
Total cash, cash equivalents and restricted cash	$161,204	$271,100

STANDARD BIOTOOLS INC.

REVENUE

Continuing Operations

(In thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Product revenue:
Instruments	$5,215	$7,047	$11,861	$11,950
Consumables	10,458	8,847	18,593	19,258
Total product revenue	15,673	15,894	30,454	31,208
Services and other revenue	6,089	6,598	11,530	12,937
Total revenue	$21,762	$22,492	$41,984	$44,145

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Continuing Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GROSS PROFIT TO NON-GAAP GROSS PROFIT AND MARGIN PERCENTAGE

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Gross profit	$10,628	$10,374	$21,677	$21,399
Amortization of acquired intangible assets	—	3	—	1,407
Depreciation and amortization	554	332	817	699
Stock-based compensation expense	402	221	644	383
Loss on disposal of property and equipment	187	—	187	—
Cost of sales adjustment	—	—	—	—
Non-GAAP gross profit	$11,771	$10,930	$23,325	$23,888

Gross margin percentage	48.8%	46.1%	51.6%	48.5%
Amortization of acquired intangible assets	—	—	—	3.1%
Depreciation and amortization	2.6%	1.5%	2.0%	1.6%
Stock-based compensation expense	1.8%	1.0%	1.6%	0.9%
Loss on disposal of property and equipment	0.9%	—	0.4%	—
Cost of sales adjustment	—	—	—	—
Non-GAAP gross margin percentage	54.1%	48.6%	55.6%	54.1%

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Continuing Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Operating expenses	$36,325	$40,635	$74,344	$96,104
Restructuring and related charges	(1,727)	(5,749)	(3,279)	(10,033)
Transaction and integration expenses	(271)	(2,782)	(1,474)	(19,945)
Stock-based compensation expense	(4,970)	(3,189)	(12,777)	(6,595)
Amortization of acquired intangible assets	—	77	—	—
Depreciation and amortization	(1,451)	(674)	(3,277)	(1,295)
Loss on disposal of property and equipment	—	(9)	—	(23)
Non-GAAP operating expenses	$27,906	$28,309	$53,537	$58,213

R&D operating expenses	$6,222	$7,244	$11,662	$14,852
Stock-based compensation expense	(481)	(238)	(820)	(644)
Depreciation and amortization	(630)	(130)	(769)	(289)
Gain on disposal of property and equipment	56	—	28	—
Non-GAAP R&D operating expenses	$5,167	$6,876	$10,101	$13,919

SG&A operating expenses	$28,105	$24,860	$57,929	$51,274
Stock-based compensation expense	(4,489)	(2,951)	(11,957)	(5,951)
Amortization of acquired intangible assets	—	77	—	—
Depreciation and amortization	(821)	(544)	(2,508)	(1,006)
Loss on disposal of property and equipment	(56)	(9)	(28)	(23)
Non-GAAP SG&A operating expenses	$22,739	$21,433	$43,436	$44,294

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Continuing Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net loss	$(17,673)	$(25,444)	$(41,043)	$(41,848)
Income tax (benefit) expense	(609)	39	(728)	152
Interest income	(2,461)	(5,302)	(5,377)	(11,509)
Interest expense	9	858	11	1,891
Amortization of acquired intangible assets	—	(74)	—	1,407
Depreciation and amortization	2,005	1,006	4,094	1,994
Bargain purchase gain	—	—	—	(25,213)
Restructuring and related charges	1,727	5,749	3,279	10,033
Transaction and integration expenses	271	2,782	1,474	19,945
Stock-based compensation expense	5,372	3,410	13,421	6,978
Cost of sales adjustment	—	—	—	—
Loss on disposal of property and equipment	187	9	187	23
Other non-operating (income) expense	(4,963)	(412)	(5,530)	1,822
Adjusted EBITDA	$(16,135)	$(17,379)	$(30,212)	$(34,325)

STANDARD BIOTOOLS INC.

Condensed Results of Operations

Discontinued Operations

(In thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue	$20,200	$14,713	$40,773	$38,600
Cost of revenue	11,552	10,176	23,432	20,904
Selling, general and administrative expenses	8,216	12,849	17,099	33,378
Research and development	5,850	11,977	11,738	20,350
Transaction and integration expenses	10,507	-	10,507	-
Other (income) expense, net	(139)	(15)	(3,554)	(5)
Total expenses	$35,986	$34,987	$59,222	$74,627
Loss from discontinued operations	$(15,786)	$(20,274)	$(18,449)	$(36,027)

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Discontinued Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GROSS PROFIT TO NON-GAAP GROSS PROFIT AND MARGIN PERCENTAGE

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Gross profit	$8,649	$4,534	$17,342	$17,697
Amortization of acquired intangible assets	653	552	1,370	1,104
Depreciation and amortization	879	635	1,352	1,292
Stock-based compensation expense	161	73	414	150
Loss on disposal of property and equipment	26	—	58	—
Cost of sales adjustment	—	—	—	(1,812)
Non-GAAP gross profit	$10,368	$5,794	$20,536	$18,431

Gross margin percentage	42.8%	30.8%	42.5%	45.8%
Amortization of acquired intangible assets	3.2%	3.8%	3.5%	2.9%
Depreciation and amortization	4.4%	4.3%	3.3%	3.3%
Stock-based compensation expense	0.8%	0.5%	1.0%	0.4%
Loss on disposal of property and equipment	0.1%	—	0.1%	—
Cost of sales adjustment	—	—	—	(4.7)%
Non-GAAP gross margin percentage	51.3%	39.4%	50.4%	47.7%

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Discontinued Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Operating expenses	$24,756	$24,792	$39,448	$53,693
Restructuring and related charges	(104)	—	(104)	—
Transaction and integration expenses	(10,507)	—	(10,507)	—
Stock-based compensation expense	(852)	(3,247)	(1,561)	(11,213)
Amortization of acquired intangible assets	(164)	(238)	(345)	(311)
Depreciation and amortization	(293)	(1,498)	(1,004)	(2,942)
Loss on disposal of property and equipment	(36)	(362)	(190)	(362)
Non-GAAP operating expenses	$12,800	$19,447	$25,737	$38,865

R&D operating expenses	$5,850	$11,978	$11,738	$20,350
Stock-based compensation expense	(479)	(2,190)	(881)	(3,112)
Depreciation and amortization	(392)	(658)	(843)	(1,370)
Loss on disposal of property and equipment	(26)	—	(166)	—
Non-GAAP R&D operating expenses	$4,953	$9,130	$9,848	$15,868

SG&A operating expenses	$8,295	$12,814	$17,099	$33,343
Stock-based compensation expense	(373)	(1,057)	(680)	(8,101)
Amortization of acquired intangible assets	(164)	(238)	(345)	(311)
Depreciation and amortization	99	(840)	(161)	(1,572)
Loss on disposal of property and equipment	(10)	(362)	(24)	(362)
Non-GAAP SG&A operating expenses	$7,847	$10,317	$15,889	$22,997

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Discontinued Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net loss	$(15,786)	$(20,274)	$(18,449)	$(36,027)
Income tax (benefit) expense	(125)	16	(157)	31
Interest income	—	—	—	—
Interest expense	—	—	—	—
Amortization of acquired intangible assets	817	790	1,715	1,415
Depreciation and amortization	1,172	2,133	2,356	4,234
Bargain purchase gain	—	—	—	—
Restructuring and related charges	104	—	104	—
Transaction and integration expenses	10,507	—	10,507	—
Stock-based compensation expense	1,013	3,320	1,975	11,363
Cost of sales adjustment	—	—	—	(1,812)
Loss on disposal of property and equipment	62	362	248	362
Other non-operating (income) expense	(196)	—	(3,500)	—
Adjusted EBITDA	$(2,432)	$(13,653)	$(5,201)	$(20,434)

STANDARD BIOTOOLS INC.

Condensed Combined Results of Operations

Continuing Operations and Discontinued Operations

(In thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue	$41,962	$37,205	$82,757	$82,745
Cost of revenue	22,686	22,294	43,739	43,650
Selling, general and administrative expenses	36,321	37,709	75,028	84,652
Research and development	12,072	19,221	23,400	35,202
Transaction and integration expenses	10,778	2,782	11,981	19,945
Restructuring	1,727	5,749	3,279	10,033
Other (income) expense, net	(8,163)	(4,832)	(15,178)	(32,862)
Total expenses	$75,421	$82,923	$142,249	$160,620
Net loss	$(33,459)	$(45,718)	$(59,492)	$(77,875)

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Continuing Operations and Discontinued Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GROSS PROFIT TO NON-GAAP GROSS PROFIT AND MARGIN PERCENTAGE

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Gross profit	$19,277	$14,908	$39,019	$39,096
Amortization of acquired intangible assets	653	555	1,370	2,511
Depreciation and amortization	1,433	967	2,169	1,991
Stock-based compensation expense	563	294	1,058	533
Loss on disposal of property and equipment	213	—	245	—
Cost of sales adjustment	—	—	—	(1,812)
Non-GAAP gross profit	$22,139	$16,724	$43,861	$42,319

Gross margin percentage	45.9%	40.1%	47.1%	47.2%
Amortization of acquired intangible assets	1.6%	1.5%	1.7%	3.0%
Depreciation and amortization	3.5%	2.6%	2.6%	2.4%
Stock-based compensation expense	1.3%	0.8%	1.3%	0.6%
Loss on disposal of property and equipment	0.5%	—	0.3%	—
Cost of sales adjustment	—	—	—	(2.1)%
Non-GAAP gross margin percentage	52.8%	45.0%	53.0%	51.1%

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Continuing Operations and Discontinued Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Operating expenses	$61,081	$65,427	$113,792	$149,797
Restructuring and related charges	(1,831)	(5,749)	(3,383)	(10,033)
Transaction and integration expenses	(10,778)	(2,782)	(11,981)	(19,945)
Stock-based compensation expense	(5,822)	(6,436)	(14,338)	(17,808)
Amortization of acquired intangible assets	(164)	(161)	(345)	(311)
Depreciation and amortization	(1,744)	(2,172)	(4,281)	(4,237)
Loss on disposal of property and equipment	(36)	(371)	(190)	(385)
Non-GAAP operating expenses	$40,706	$47,756	$79,274	$97,078

R&D operating expenses	$12,072	$19,222	$23,400	$35,202
Stock-based compensation expense	(960)	(2,428)	(1,701)	(3,756)
Depreciation and amortization	(1,022)	(788)	(1,612)	(1,659)
Loss on disposal of property and equipment	30	—	(138)	—
Non-GAAP R&D operating expenses	$10,120	$16,006	$19,949	$29,787

SG&A operating expenses	$36,400	$37,674	$75,028	$84,617
Stock-based compensation expense	(4,862)	(4,008)	(12,637)	(14,052)
Amortization of acquired intangible assets	(164)	(161)	(345)	(311)
Depreciation and amortization	(722)	(1,384)	(2,669)	(2,578)
Loss on disposal of property and equipment	(66)	(371)	(52)	(385)
Non-GAAP SG&A operating expenses	$30,586	$31,750	$59,325	$67,291

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Continuing Operations and Discontinued Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net loss	$(33,459)	$(45,718)	$(59,492)	$(77,875)
Income tax (benefit) expense	(734)	55	(885)	183
Interest income	(2,461)	(5,302)	(5,377)	(11,509)
Interest expense	9	858	11	1,891
Amortization of acquired intangible assets	817	716	1,715	2,822
Depreciation and amortization	3,177	3,139	6,450	6,228
Bargain purchase gain	—	—	—	(25,213)
Restructuring and related charges	1,831	5,749	3,383	10,033
Transaction and integration expenses	10,778	2,782	11,981	19,945
Stock-based compensation expense	6,385	6,730	15,396	18,341
Cost of sales adjustment	—	—	—	(1,812)
Loss on disposal of property and equipment	249	371	435	385
Other non-operating (income) expense	(5,159)	(412)	(9,030)	1,822
Adjusted EBITDA	$(18,567)	$(31,032)	$(35,413)	$(54,759)